Federated Hermes Equity Advantage Fund
A Portfolio of Federated Hermes High Yield Trust
CLASS A SHARES (TICKER FEKAX)
INSTITUTIONAL SHARES (TICKER FEKIX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2019
On August 14, 2020, the Board of Trustees (the “Board”) of Federated Hermes High Yield Trust approved a Plan of Liquidation for Federated Hermes Equity Advantage Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about September 25, 2020 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.
Accordingly, the Fund’s investment adviser will begin positioning the Fund for liquidation, which may cause the Fund to deviate from its stated investment objectives and strategies. It is anticipated that the Fund’s portfolio will be converted into cash on or prior to the Liquidation Date. Effective as of the close of business on September 11, 2020, the Fund will be closed to new investors and closed to additional investments by existing shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemptions shall follow the procedures set forth in the Fund’s Plan of Liquidation. Dividends and captial gains, if any, will be distributed to shareholders prior to the Liquidation.
Prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Plan of Liquidation. Shareholders of the Fund’s Class A Shares may exchange shares into shares of the same class of another Federated Hermes fund. Shareholders of the Fund’s Institutional Shares may exchange shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, Class A Shares of Federated Hermes Government Reserves Fund, and no-load Class A Shares and Class R Shares of any Fund if the shareholder meets the eligibility criteria and investment minimum for the Federated Hermes fund for which the shareholder is exchanging.
The Liquidation of the Fund will be a recognition event for tax purposes. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the liquidation proceeds may also be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
August 17, 2020

Federated Hermes Equity Advantage Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455144 (8/20)
© 2020 Federated Hermes, Inc.